Exhibit 10.1

SECURITIES OFFERED AND PURCHASED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”), OR ANY STATE OR PROVINCIAL SECURITIES ACTS AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THESE ACTS.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE 1933 ACT, STATE OR PROVINCIAL SECURITIES ACT OR ARE EXEMPT FROM SUCH REGISTRATION.  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) OR BY ANY STATE OR PROVINCIAL SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY NOR HAS THE SEC OR ANY STATE OR PROVINCIAL SECURITIES ADMINISTRATION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CELSIUS HOLDINGS, INC.
NOTICE OF EXERCISING PURCHASE RIGHTS FOR SERIES A PREFERRED STOCK
AND SUBSCRIPTION AGREEMENT

TO:	CELSIUS HOLDINGS, INC. (the "Corporation") 140 NE 4th Avenue, Suite C, Delray Beach, Florida 33483

CDS Ventures of South Florida, LLC (hereinafter referred to as the “Purchaser”) hereby gives notice of the exercise of its right to purchase shares of the Corporation’s Series A Preferred Stock pursuant to Section 2.1 of the Securities Purchase Agreement between the Purchaser and the Corporation dated December 12, 2008.

In connection with the forgoing notice, the Purchaser hereby irrevocably subscribes for and agrees to purchase from the Corporation, 2,000 shares of the Corporation’s Series A  Preferred Stock for the total consideration $2,000,000 (Two Million Dollars) representing a subscription price of US $ 1,000.00 per share.

EXECUTED by the Purchaser this 31st day of March, 2009

     /s/ William H. Milmoe
William H. Milmoe, President
CDS Ventures of South Florida, LLC

REPRESENTATION OF PURCHASER:
1.	The Purchaser represents that the Purchaser is an Affiliate of the Corporation.
2.	The Purchaser represents that payment will be made as follows: $1 million within 5 business days and $1 million on or before May 1st, 2009.

    s/ William H. Milmoe
William H. Milmoe, President
CDS Ventures of South Florida, LLC

ACCEPTANCE:  The Corporation hereby accepts the above notice of exercise and subscription.

CELSIUS HOLDINGS, INC.                                                                           Dated:   March 31, 2009

Per:    /s/ Jan Norelid
          Jan Norelid, CFO